SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K (12g-3)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: July 1, 2006

Yadkin Valley Financial Corporation

North Carolina	20-4495993
(State of incorporation)	(I.R.S. Employer Identification No.)

209 North Bridge Street, Elkin, North Carolina (Address of principal executive offices)	28621-3404 (Zip Code)
Issuer’s telephone number: (336) 526-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
This document contains 3 pages, excluding exhibits.

Item 2.01: Acquisition or Disposition of Assets.
Effective July 1, 2006, Yadkin Valley Financial Corporation (“Corporation”) acquired 100% of the voting shares of Yadkin Valley Bank and Trust Company (“Yadkin Valley Bank”) through a share exchange with the former shareholders of Yadkin Valley Bank. Corporation is a bank holding company supervised by the Board of Governors of the Federal Reserve System. Through the share exchange, the former shareholders of Yadkin Valley Bank received one share of common stock of the Corporation for every share of common stock of Yadkin Valley Bank owned.
Prior to the share exchange, the common stock of Yadkin Valley Bank had been registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result of the share exchange, pursuant to Rule 12g-3(a) under the Exchange Act, the Corporation’s common stock is deemed registered under Section 12(g) of the Exchange Act.
Corporation’s current intent is that its sole activity will be to hold the stock of Yadkin Valley Bank. Yadkin Valley Bank, a community bank headquartered in Elkin, North Carolina, serves customers from twenty three full-service banking offices located in the piedmont, foothills and northwest mountains of North Carolina. Offices are located in Jefferson and West Jefferson (Ashe County), Elkin (Surry County), North Wilkesboro and Wilkesboro (Wilkes County), and East Bend, Jonesville and Yadkinville (Yadkin County) under the Yadkin Valley Bank name. The offices in Mooresville and Statesville (Iredell County) and Cornelius and Huntersville (Mecklenburg County) are operated under the assumed name “Piedmont Bank.” Offices in Boone (Watauga County) and Linville (Avery County) are operated under the assumed name “High Country Bank.” Sidus Financial, LLC, a wholly owned subsidiary with headquarters in Greenville, North Carolina, provides mortgage banking services to customers in North Carolina, South Carolina, Virginia, Georgia, Alabama, Florida, Maryland, Kentucky, Louisiana, West Virginia, Delaware and Tennessee.
Item 9.01(a): Financial Statements of Business Acquired
As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Corporation to provide the financial statements required. In accordance with Item 9.01(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 71 days after July 7, 2006.
Item 9.01(b): Pro Forma Financial Information
As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Corporation to provide the financial statements required. In accordance with Item 9.01(b)(2) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 71 days after July 7, 2006.
Item 9.01(d): Exhibits

Exhibit 2:	Agreement And Plan Of Reorganization And Share Exchange
Exhibit 3(i):	Articles of Incorporation
Exhibit 3(ii):	Bylaws
Exhibit 99:	Press Release

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, Yadkin Valley Financial Corporation has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Yadkin Valley Financial Corporation

By:	/s/ Edwin E. Laws
Edwin E. Laws Chief Financial Officer

Date:	July 5, 2006